Exhibit 99.1

Exhibit 99.1

Investor Meetings

June 13, 2013

Cross Winds® Energy Park

Consumers Smart Energy Program

Gas Combined Cycle Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2013. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

CMS Energy MODEL . . . .

RESULTS

Consistent

Predictable

Self-Imposed Limits

Base Rates < 2%

O&M Down 1% Next Five Years

Investment

Ten Year - $15 Billion

“Needed Not Wanted”

Catalysts

Constructive Regulation

Visible Capital Investment

Sales Recovery

Strong Customer Focus

Credit Rating Upgrade

Growth Self-funded

. . . . working well.

Near-Term Catalysts . . . .

Catalysts Progress

1. Constructive regulation Governor supportive of 2008 Energy Law

2. Capital investment Ten-year visibility -- $15 billion investment plan

3. Sales recovery Michigan GDP up 11% past 3 years (5thbest state)

4.Strong customer focus Leader in cost control; base rate increases < 2%

5. Credit rating upgrade Parent upgraded to investment grade; Utility upgraded as well

6. Growth self-funded NOLs and tax credits avoid need for block equity

. . . . progress made, more opportunities ahead.

CATALYST #1 – Constructive Regulation . . . .

CMS ENERGY

2008 Energy Law

Growth
- Renewable energy plan ✓
- Energy optimization ✓

Speed
- File and implement ratemaking ✓
- Forward test year ✓

Risk Mitigation
- Retail open access cap ✓
- Decoupling ✓

Opportunities
- Further streamline rate case processes
- Future investment recovery mechanism

Commission



John Quackenbush, Chairman
Term Ends: July 2, 2017



Orjiakor Isiogu
Term Ends: July 2, 2013



Greg White
Term Ends: July 2, 2015

First Consumers Energy Electric Uncontested Settlement!

. . . . provides improvements for customers and investors.

4

CATALYST #2 – Capital Investment Plan . . . .

CMS ENERGY

Major Projects


Karn/Weadock Generating Complex, *Environmental Compliance, Increased capacity*
Ludington Pumped Storage Plant, *Reliability & Capacity*
Cross Winds® Energy Park
Thetford Natural Gas-Fired Plant
Consumers Smart Energy Program
Campbell Generating Plant, *Environmental Compliance*
Gas Transmission & Storage *Reliability & Automation*

Capital Investment


Amount
(bils)
$8.0
$7.3
$7.0
New Gas Plant
$6.5
Average Base Rate Increases
2013-2017
2018-2022
<2%
<2%

. . . . drives EPS and cash flow growth.

5

Long-Term Capital Investment a . . . .

Amount New Gas Plant and Gas Infrastructure (bils)

$1.6 $1.5

1.4 Pace

1.2

Peer

1 0

1.0 Average

Amount

0.8 ( bils)

CMS

)

First five years $ 7 0 6 0.6 y

Next five years 8

0 4

y

0.4 Ten years $15

0.2 Average ~ $1.5

0.0

2 _0 0_3 _ _2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

a Source: 10K; actual amounts through 2012 smoothed for illustration; future year estimates

. . . . ten-year plan provides long-term visible growth.

CATALYST # Electric Sales Recovery a . . . .

Industrial Total

10%

Consumers

U.S. Utilities

6%

4% 4%b

2% 2%

2%

1%b

1%

1%b 5%b 0% 0% .5%

-1% -1%

-2% -2%

-3% -3%

-4%

-6%

-9%

2008 2009 2010 2011 2012 2013E 2008 2009 2010 2011 2012 2013E

Consumers

vs Peers

a Weather normalized

b Excluding one company with Economic Development Tariff Source: EEI

. . . . steady, stronger than other service territories.

Michigan Economy Past 3 Years . . . .

Gross Domestic Product – 2010 through 2012

5th

WA MT ND

8 1

8.1 6 7 31.0 MN

Best 6.7 8.2 ME SD

11%

OR ID WI

2.7

13 8

4.7 13.8 2 1 WY

5.9 NY VT NH

2.1 IA

5 9

MI

8.2

6 1

(3.5) NE

6 6

6.1

MA

6 6 11.0 6.6 7 4

6.6

7.4 IL

PA

7 9

7.9

NV

IN OH

CT

RI

UT CO 5.9 5 9 NJ

2.9 KS 2 4

5 9

12 3 7 3

5.9 1 0 2.4

8.7 6.2 7 3

MO 12.3 7.3

7.3 WV MD

3.1 1.0

4 3 KY VA 4.3 DE

8 7 7.5

CA 8 6 8.7 6.1 1 4

OK TN 8.6 1.4

5.0 NC

DC

4 7 AR 8.4 5 7

AZ NM

4.7

4 6

5.6 5.7

4 2

4.6 SC

5 6

4.2 0.7 MS AL GA 7.6

TX LA 3.2 5.0 5.7

13.0 4.6

FL

HI AK 3.6 Highest quintile

6.9 1.2 Fourth quintile

Third quintile

U.S. Total = 6.7% Second quintile Lowest quintile

Source: U.S. Department of Commerce – bea.gov, real GDP 2005 chained dollars, 2012 advance and 2009 – 2011 revised, 6/6/13

. . . . Michigan performance among the best in the nation.

#4 CATALYST – Strong Customer Focus . . . .

Electric Non-fuel O&M Cost Examples of Cost Reductions

Annual Change 2012 over 2006

?? Th l t ti

Three voluntary separation

g

programs

?? Pension prefunding

??Health care sharing

?? Labor agreements

Peer Average up 7% ?? SAP efficiencies

??

g p

Productivity up 41%

-0.5%

Consumers

Source: SNL data service

. . . . outstanding cost performance best in class.

Strong Customer Focus – O&M Cost Control . . . .

Average Annual Change a Examples of Cost Reductions

Amount 7% P t( l ) ( il Past ( annual average) mils) Peers

g) )

Western coal $250

Inflation 2% Workforce restructuring 70

and benefit plans

-8% -3% SAP 40

Productivity 50

Consumers

2%

2% -1% --22%% F t (2013 Future 2013--0.5% 2017E)

Reinvested Small coal plants mothballed $60

-6%

Productivity 50 -6% B fit l 40

Benefit plans Consumers Smart Energy 60 2006-2012 2012 2013E 2013-2017E

Annual Average

a Electric non-fuel O&M

. . . . holds down rates and allows better system reliability.

CATALYST #5 – Credit Rating Upgrade . . . .

CMS ENERGY


Scale
S&P / Fitch
Moody's
S&P
Moody's
Fitch
A
A2
A-
A3
BBB+
Baa1
BBB
Baa2
BBB-
Baa3
BB+
Ba1
Consumers Secured
BBB-
Baa3
BB+
Ba1
BB
Ba2
BB-
Ba3
B+
B1
B
B2
B-
B3
CMS Unsecured
Outlook
Stable
Stable
Positive
Present
Prior
2002

. . . . Parent rating best in history of the Company.

11

Operating Cash Flow Growth

Amount

(bils)

$2.5

Gross operating cash flowa

$2 2

$

p g 2.2

up $ 0 1 per year 2 1

0.1 billion $2 0 2.1 p p y

2 0 $1 9

2.0 1.9 2.0

$1 8

$

1.8

1 7

$1.6 1.7

1.5 Interest $1 4 $1 5 Working capital

$1 3 1.5

1.3 1.4 and taxes

1.0

Base Investment

0.5 Investment choices

0.0

Cash flow before dividend

(0.5)

2011 2012 2013E 2014E 2015E 2016E 2017E

NOLs & Credits $0.8 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1

a Non GAAP

Non

CATALYST #6 –EPS Growth . . . .

Net NOLs and Tax Credits

$0.8

$0.7 $0.7

$0.4 $0.4

$0.2

$0.1

2011 2012 2013E 2014E 2015E 2016E 2017E

Gross NOLs (bils) $1.5 $1.2 $1.1 $0.3 $0.2 $0 $0

“Block” Equity a 0 0 0 0 0 0 0

a Maintain existing DRIP and continuous equity program

. . . . self-funded.

Five Key Takeaways . . . .

EPS aGrowth

$1.70 7% Growth

+7% 5% 5%-7% real growth

+7% Dividend growth in line

+8% with earnings

+12% Gross operating cash flow

+4% up $0.1 billion per year

+12% Transparent

T % %

Target 5% - 7% +7% Ten year investment plan

g Ten-+%

A t l Actual = 7%

C i l 11%

Constructive regulatory

climate

Predictable % % Target 6% - 8%

ed ctab e O t k f 11th ti

g

On track for consecutive A t l 11 Actual = 8% year of consistent, attractive

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 financial performance a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

. . . . distinguish CMS from our peers.

APPENDIX

Capital Expenditures

2013-2017 Plan

2012 2013 2014 2015 2016 2017 Total

(mils) (mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 2 14 $ 1 98 $ 1 96 $ 1 95 $ 2 05 $ 1 81 $ 9 75

Generation 99 54 86 122 135 104 501

New Customers 36 36 55 46 48 45 230

Other 86 99 88 78 75 85 425

Base Capital $ 4 35 $ 3 87 $ 4 25 $ 4 41 $ 4 63 $ 4 15 $ 2,131

Gas

Distribution $ 1 29 $ 1 53 $ 1 43 $ 1 25 $ 1 22 $ 1 39 $ 6 82

New Customers 50 37 36 36 36 37 182

Other 60 58 56 38 41 44 237

Base Capital $ 2 39 $ 2 48 $ 2 35 $ 1 99 $ 1 99 $ 2 20 $ 1,101

Total base capital $ 6 74 $ 6 35 $ 6 60 $ 6 40 $ 6 62 $ 6 35 $ 3,232

Investment Choices

Environmental $ 1 70 $ 3 31 $ 3 14 $ 2 47 $ 1 54 $ 97 $ 1,143

Reliability 135 163 134 106 100 159 662

Gas Infrastructure 110 142 154 133 116 118 663

Thetford Gas Plant - 6 112 346 237 49 750

Renewables 183 31 77 153 5 1 267

Consumers Smart Energy 49 66 61 45 53 98 323

Total Choices $ 6 47 $ 7 39 $ 8 52 $ 1,030 $ 6 65 $ 5 22 $ 3,808

Total Utility $ 1,321 $ 1,374 $ 1,512 $ 1,670 $ 1,327 $ 1,157 $ 7,040

Capacity . .. . .

Installed Capacity Excl Classic 7 Classic 7 Coal Plants

MW Peak Demand with 11% Reserve Margin Peak Demand with 18% Reserve Margin

9,500

9,000

8,500

8,000 Up tSoh 1o,r5t0fa0l lMW

7,500

7,000

6,500

6,000

5,500

5,000

4,5000

2012 2013 2014 2015 2016 2017

. . . . need looms.

Gas Plant CON

Generating plant investments exceeding $500 million

Demonstrate need through an Integrated Resource Plan

File early summer 2013

Decision within 270 days

2012 2013 2014 2015 2016 2017

Air Permit

Submitted Approval

Certificate of

Necessity Submit Approval

Project Award Major Full Notice Commercial

to Proceed Operation

j

Contracts I(nmvielss)tment -- $6 $112 $346 $237 $49

CSpuemnudliantgive 6 118 464 701 750

Strong Customer Focus – Propane to Gas Switching . . . .

70,000 potential customers

Saves customers ~$2,000 per year

Annual Customer Switching . . . . Pace Picking Up

Propane to Gas

Total New Customers

8,600 8,600

5,000

2,738 3,000

1,345

2012 2013E Future 2013E-

2017E

. . . . a better energy value.

GAAP R Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-12 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,635	$1,735	$1,821	$1,948	$2,011	$2,113
Enterprises Project Cash Flows	24	17	20	29	37	44	56

Gross Operating Cash Flow	$1,551	$1,652	$1,755	$1,850	$1,985	$2,055	$2,169
Other operating activities including taxes, interest payments and working capital	(382)	(411)	(405)	(400)	(435)	(805)	(819)

Net cash provided by operating activities	$1,169	$1,241	$1,350	$1,450	$1,550	$1,250	$1,350

2011-17 OCF